     THIS INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this “Instrument”), dated as of September 18, 2007 (“Effective Date”), is by and among CV Therapeutics, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), US Bank National Association, a national banking association duly organized and existing under the laws of the United States (the “Successor Trustee” and “Successor Escrow Agent”), and Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States (the “Resigning Trustee” and “Resigning Escrow Agent”). Capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms in the Indentures (as defined below) as applicable.

RECITALS

     WHEREAS, pursuant to an indenture dated as of June 18, 2003 (the “2003 Indenture”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $100,000,000 of its 2% Senior Subordinated Convertible Debentures due 2023 (the “2003 Debentures”);

     WHEREAS, pursuant to an indenture dated as of May 18, 2004 (the “2004 Indenture”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $150,000,000 of its 2.75% Senior Subordinated Convertible Notes due 2012 (the “2004 Notes”);

     WHEREAS, pursuant to an indenture dated as of July 1, 2005 (the “2005 Indenture”, and collectively with the 2003 Indenture and the 2004 Indenture, the “Indentures”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $149,500,000 of its 3.25% Senior Subordinated Convertible Notes due 2013 (the “2005 Notes”, and collectively with the 2003 Debentures and the 2004 Notes, the “Notes”);

     WHEREAS, pursuant to a pledge and escrow agreement dated as of July 1, 2005 (the “Pledge Agreement”), by and among the Company, the Resigning Trustee, and Wells Fargo Bank, National Association, in its capacity as escrow agent (the “Escrow Agent”), the Escrow Agent is holding the Government Securities (as defined therein) identified on Schedule 1 annexed hereto;

     WHEREAS, the Company appointed the Resigning Trustee as the Paying Agent and Registrar under each of the Indentures;

     WHEREAS, there is presently issued and outstanding: (i) $100,000,000 in aggregate principal amount of the 2003 Debentures; (ii) $150,000,000 in aggregate principal amount of the 2004 Notes; and (iii) $149,500,000 in aggregate principal amount of the 2005 Notes;

     WHEREAS, Section 5.9 of each of the Indentures provides that the Trustee may at any time resign by giving written notice of such resignation to the Company and the Company shall promptly appoint a successor Trustee;

     WHEREAS, Section 11 of the Pledge Agreement provides that the Escrow Agent may resign upon 30 days’ written notice to the Company and the Trustee and the Company shall appoint a successor Escrow Agent;

     WHEREAS, the Resigning Trustee desires to resign as Trustee, Paying Agent and Registrar and the Company desires to appoint the Successor Trustee as Trustee, Paying Agent and Registrar to succeed the Resigning Trustee under each of the Indentures; and

     WHEREAS, the Successor Trustee is willing to accept the appointment as Trustee, Paying Agent and Registrar under each of the Indentures;

     WHEREAS, the Resigning Escrow Agent desires to resign as Escrow Agent and the Company desires to appoint the Successor Escrow Agent as Escrow Agent to succeed the Resigning Escrow Agent under the Pledge Agreement;

     WHEREAS, the Successor Escrow Agent is willing to accept the appointment as Escrow Agent under the Pledge Agreement;

     NOW, THEREFORE, in consideration of the covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Acceptance of Resignation of Resigning Trustee and Resigning Escrow Agent; Appointment of Successor Trustee and Successor Escrow Agent. Pursuant to Section 5.9 of each of the Indentures, the Resigning Trustee hereby resigns as Trustee under the Indentures. The Resigning Trustee also hereby resigns as Paying Agent and Registrar under each of the Indentures. The Company accepts the resignation of the Resigning Trustee as Trustee, Paying Agent and Registrar and hereby appoints the Successor Trustee as Trustee, Paying Agent and Registrar under each of the Indentures. Pursuant to Section 11 of the Pledge Agreement, the Resigning Escrow Agent hereby resigns as Escrow Agent under the Pledge Agreement. The Company accepts the resignation of the Resigning Escrow Agent and hereby appoints the Successor Escrow Agent as Escrow Agent under the Pledge Agreement.

     2. Company Representations and Warranties. The Company represents and warrants to the Successor Trustee that:

a.	It is duly incorporated and validly existing;

b.	The execution and delivery of this Instrument have been duly authorized by the Company;

c.	[reserved]

d.	No Event of Default and no other event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under any of the Indentures;

e.	Each of the Indentures is in full force and effect;

f.	There is no action, suit or proceedings pending or, to the best of the

Company’s knowledge, threatened against the Company before any court or any government authority arising out of any action or omission by the Company under any of the Indentures; and

g. This Instrument has been duly authorized, executed and delivered on behalf of the Company and, assuming due authorization, execution and delivery by the Successor Trustee, the Successor Escrow Agent, the Resigning Trustee and the Resigning Escrow Agent, constitutes its legal, valid and binding obligation.

     3. Resigning Trustee Representations and Warranties. The Resigning Trustee hereby represents and warrants to the Successor Trustee that:

a. No covenant or condition contained in any of the Indentures has been waived by the Resigning Trustee or, to the best of the knowledge of the Resigning Trustee, by the Holders of the percentage in aggregate principal amount of the Notes required by each of the Indentures to effect any such waiver;

b. There is no action, suit or proceeding pending or, to the best of the knowledge of the Resigning Trustee, threatened against the Resigning Trustee before any court or governmental authority arising out of any action or omission by the Resigning Trustee as Trustee, Paying Agent and Registrar under any of the Indentures;

c. Resigning Trustee has delivered or will deliver to Successor Trustee, as of or immediately after the Effective Date hereof, all documents in its possession relating to the trusts created under the Indentures, including all of the documents listed in Exhibit B hereto, and such other documents reasonably requested by the Company, the Successor Trustee or the Successor Escrow Agent;

d. The execution and delivery of this Instrument have been duly authorized by the Resigning Trustee, and this Instrument constitutes the Resigning Trustee’s legal, valid, binding and enforceable obligation; and

e. The Resigning Trustee certifies that: (i) $100,000,000 in aggregate principal amount of the 2003 Debentures is outstanding and interest has been paid through May 15, 2007; (ii) $150,000,000 in aggregate principal amount of the 2004 Notes is outstanding and interest has been paid through May 15, 2007; and

(iii) $149,500,000 in aggregate principal amount of the 2005 Notes is outstanding and interest has been paid through August 15, 2007.

     4. Successor Trustee Representations and Warranties. The Successor Trustee represents and warrants to the Resigning Trustee and the Company that:

     a. It is eligible to serve as Trustee under each of the Indentures pursuant to the eligibility requirements set forth therein and the Trust Indenture Act of 1939; and b. It is eligible to serve as Escrow Agent under the Pledge Agreement pursuant to the eligibility requirements set forth therein.

     5. Acceptance by Successor Trustee and Successor Escrow Agent. Pursuant to Section 5.9 of each of the Indentures, the Successor Trustee hereby accepts its appointment as Trustee under each of the Indentures and shall hereby be vested with all the rights, powers, trusts and duties of the Trustee under each of the Indentures and with respect to all property and money held or to be held under each of the Indentures, with like effect as if the Successor Trustee was originally named as Trustee under each of the Indentures. The Successor Trustee also hereby accepts it appointment as Registrar and Paying Agent. The Successor Trustee will perform said rights, powers and duties upon the terms and conditions set forth in each of the Indentures. Promptly after the execution and delivery of this Instrument, the Successor Trustee shall cause a notice, a form of which is annexed hereto as Exhibit A, to be sent to each Holder of the Notes. Pursuant to Section 11 of the Pledge Agreement, the Successor Escrow Agent hereby accepts its appointment as Escrow Agent under the Pledge Agreement and shall be hereby vested with all the rights, powers, trusts and duties of the Escrow Agent under the Pledge Agreement and with respect to all property and money held or to be held under the Pledge Agreement, with like effect as if the Successor Escrow Agent was originally named as Escrow Agent under the Pledge Agreement.

     6. Board Resolution. The Company hereby certifies that Exhibit C annexed hereto is true and correct copy of the board resolution that was duly adopted by the Board of Directors of the Company authorizing the appointment of the Successor Trustee and the Successor Escrow Agent.

     7. Assignment etc. by Resigning Trustee. Effective on the Effective Date, the Resigning Trustee hereby confirms, assigns, transfers, delivers and conveys to the Successor Trustee, as Trustee under each of the Indentures, upon the trusts expressed in the Indentures, all rights, powers, trusts, privileges, duties and obligations which the Resigning Trustee now holds under and by virtue of each of the Indentures, and effective as of such date does hereby pay over to the Successor Trustee any and all property and moneys held by the Resigning Trustee under and by virtue of each of the Indentures.

     8. Additional Documentation. The Resigning Trustee, the Resigning Escrow Agent and the Company, for the purposes of more fully and certainly vesting in and confirming to the Successor Trustee and the Successor Escrow Agent the rights, powers, trusts, privileges, duties and obligations hereby assigned, transferred, delivered and conveyed, agree, upon reasonable request of the Successor Trustee or the Successor

Escrow Agent, to execute, acknowledge and deliver such further instruments of conveyance and further assurance and to do such other things as may reasonably be required by the Successor Trustee or the Successor Escrow Agent.

     9. Choice of Laws. This Instrument shall be governed by the same laws that govern each of the Indentures.

     10. Counterparts. This Instrument may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all counterparts shall constitute but one Instrument.

     11. Survival of Company’s Obligations to Resigning Trustee and Resigning Escrow Agent. Notwithstanding the resignation of the Resigning Trustee as Trustee under each of the Indentures, the Company shall remain obligated under each of the Indentures to compensate, reimburse and indemnify the Resigning Trustee in connection with its services as Trustee as provided in each of the Indentures, and nothing contained in this Instrument shall in any way abrogate the obligations of the Company to the Resigning Trustee under each of the Indentures or any lien created in favor of the Resigning Trustee thereunder. The Company also acknowledges and reaffirms its obligation to the Successor Trustee set forth in Section 5.8 of each of the Indentures. Notwithstanding the resignation of the Resigning Escrow Agent as Escrow Agent under the Pledge Agreement, the Company shall remain obligated under the Pledge Agreement to compensate, reimburse and indemnify the Resigning Escrow Agent in connection with its services as Escrow Agent as provided in the Pledge Agreement, and nothing contained in this Instrument shall in any way abrogate the obligations of the Company to the Resigning Escrow Agent under the Pledge Agreement or any lien created in favor of the Resigning Escrow Agent thereunder. The Company also acknowledges and reaffirms its obligation to the Successor Escrow Agent set forth in Sections 9 and 10 of the Pledge Agreement.

     12. Notices. All notices, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

TO THE SUCCESSOR TRUSTEE/SUCCESSOR ESCROW AGENT:

US Bank National Association 60 Livingston Avenue EP-MN-WS3C St. Paul, MN 55107-2292 Attn: Rick Prokosch Phone: 651-495-3918 Fax: 651-495-8097

TO THE RESIGNING TRUSTEE/RESIGNING ESCROW AGENT:

Wells Fargo Bank, N.A. Corporate Trust Services 625 Marquette Avenue; N9311-110 Minneapolis, MN 55479 Attn: Tim Mowdy Phone: 612-316-1445 Fax: 612-667-9825

TO THE COMPANY:

CV Therapeutics, Inc. Attn: General Counsel 3172 Porter Drive Palo Alto, CA 94304 Fax: 650-858-0388

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Fax: 650-463-2600 Attn: Alan C. Mendelson, Esq.

     13. Effectiveness. This Instrument and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the Effective Date; provided, that the resignation of the Resigning Trustee as Paying Agent and the appointment of the Successor Trustee as Paying Agent under each of the Indentures shall be effective 10 days after the date first above written.

[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Instrument as of the date set forth above.

CV Therapeutics, Inc., as the Company By_/s/ Louis G. Lange, M.D., Ph.D. Its_Chairman & CEO

US Bank National Association, as the Successor Trustee and Successor Escrow Agent

By_/s/ Richard Prokosch Its_Vice President

Wells Fargo Bank, National Association, as the Resigning Trustee and Resigning Escrow Agent

By_/s/ Timothy P. Mowdy Its_Vice President

EXHIBIT A

Notice to Holders of CV Therapeutics, Inc. [insert title of securities]:

We hereby notify you of the resignation of Wells Fargo Bank, National Association, as Trustee under the Indenture, [insert date of Indenture] pursuant to which your Notes were issued and are outstanding.

CV Therapeutics, Inc. has appointed US Bank National Association, whose Corporate Trust Office is located at 60 Livingston Avenue, EP-MN-WS3C, St. Paul, MN 55107-2292, as successor Trustee under the Indenture, which appointment has been accepted and become effective.

EXHIBIT B

     Documents to be delivered by Resigning Trustee to Successor Trustee as to each of the Indentures (except where noted):

     1. Copy of the most recent of each of the SEC reports delivered by the Company pursuant to each of the Indentures.

2.	Copy of Indentures.

3.	File of Closing Documents.

4.	U.S. Treasury Strips held under the Pledge Agreement and identified on Schedule 1 annexed hereto.

     5. Copy of the most recent Compliance Certificate delivered pursuant to each of the Indentures.

     6. Certified lists of Noteholders as of the Effective Date, certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Noteholders, the computer tape reflecting the identity of such Noteholders).

     7. Copies of any official notices sent by the Trustee to all the Noteholders of the Notes pursuant to the terms of the Indentures during the past twelve months, if any.

8.	Notes debt service records.

9.	Trust account statements for one-year period proceeding the date of this Instrument.

10.	All unissued Note inventory, if any or DTC FAST held global certificates.

11.	[reserved]

EXHIBIT C

EXHIBIT

To the Minutes of the September 12-13, 2007 Regular Meeting of the Board of Directors of CV Therapeutics, Inc.

APPOINTMENT OF SUCCESSOR TRUSTEE FOR CONVERTIBLE NOTES

     WHEREAS, the Board of Directors (the “Board of Directors”) of CV Therapeutics, Inc., a Delaware corporation (the “Company”), has previously authorized and approved the issuance of the aggregate principal amount of $100,000,000 of its 2% Senior Subordinated Convertible Debentures due 2023 (the “2003 Debentures”) pursuant to an indenture dated as of June 18, 2003 (the “2003 Indenture”), by and between the Company and Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States (“Wells Fargo”); WHEREAS, the Board of Directors of the Company has previously authorized and approved the issuance of the aggregate principal amount of $150,000,000 of its 2.75% Senior Subordinated Convertible Notes due 2012 (the “2004 Notes”) pursuant to an indenture dated as of May 18, 2004 (the “2004 Indenture”), by and between the Company and Wells Fargo; WHEREAS, the Board of Directors of the Company has previously authorized and approved the issuance of the aggregate principal amount of $149,500,000 of its 3.25% Senior Subordinated Convertible Notes due 2013 (the “2005 Notes,” and collectively with the 2003 Debentures and the 2004 Notes, the “Notes”) pursuant to an indenture dated as of July 1, 2005 (the “2005 Indenture,” and collectively with the 2003 Indenture and the 2004 Indenture, the “Indentures”), by and between the Company and Wells Fargo; WHEREAS, the Company appointed Wells Fargo as the paying agent (“Paying Agent”) and registrar (“Registrar”) under each of the Indentures;

     WHEREAS, Wells Fargo has also acted as escrow agent (“Escrow Agent”) pursuant to a pledge and escrow agreement dated as of July 1, 2005 (the “Pledge Agreement”), by and among the Company, Wells Fargo, as Trustee, and Wells Fargo, in its capacity as Escrow Agent; WHEREAS, Wells Fargo desires to resign as Trustee, Paying Agent and Registrar and the Company desires to appoint US Bank National Association, a national banking association duly organized and existing under the laws of the United States (“US Bank”), as Trustee, Paying Agent and Registrar to succeed Wells Fargo under each of the Indentures; and WHEREAS, Wells Fargo desires to resign as Escrow Agent and the Company desires to appoint US Bank as Escrow Agent to succeed Wells Fargo as Escrow Agent under the Pledge Agreement; NOW, THEREFORE, BE IT RESOLVED, that the officers of the Company be, and each of them acting alone hereby is, authorized and empowered in the name and on behalf of the Company, to designate and appoint (i) US Bank as Trustee, Paying Agent and Registrar to succeed Wells Fargo under the Indentures and (ii) US Bank as Escrow Agent to succeed Wells Fargo as Escrow Agent under the Pledge Agreement; RESOLVED FURTHER, that the officers of the Company be, and each of them acting alone hereby is, authorized and empowered in the name and on behalf of the Company to enter into the Instrument of Resignation, Appointment and Acceptance, by and among the Company, US Bank and Wells Fargo, in substantially the form attached hereto as Exhibit “-“-I, with such changes to such instrument as such officers or officer shall determine in their discretion to be necessary, appropriate or desirable, the execution thereof to be evidence of such determination, and all such other agreements as may be necessary, appropriate or advisable in order to effectuate the foregoing designation and appointment; RESOLVED FURTHER, that such specific additional resolutions as may be (i) required to be adopted by US Bank as Trustee in connection with the appointment of US Bank as Trustee for the Notes and the performance by US Bank of its duties as such and (ii) approved by the officers of the Company or any of them, are hereby adopted; and

     RESOLVED FURTHER, that the officers of the Company be, and each of them acting alone hereby is, authorized and empowered in the name and on behalf of the Company to appoint US Bank (or such other person as may be approved by such officer or officers) as Paying Agent and Registrar for the Notes, and to appoint US Bank as Trustee (or such other person as may be approved by such officer or officers) as Agent of the Company for the payment of the principal of and interest on the Notes, and for the purpose of registering any Notes, and transferring or discharging from registration any Notes, pursuant to the Indentures.

GENERAL AUTHORITY AND RATIFICATION OF CONSISTENT ACTIONS

     RESOLVED, that any and all actions taken and documents executed by the officers of the Company, or any person or persons designated and authorized to act by any of them, prior to the adoption of these resolutions which would have been authorized thereby had such actions been taken (or documents been executed) after adoption of these resolutions, are hereby ratified, confirmed, approved and adopted in all respects; and RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates, as such officer or officers may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of the Company under the agreements and instruments referred to therein, the execution and delivery of such documents, instruments and certificates and the taking of any such action to be conclusive evidence of the due authorization thereof by the Company.

EXECUTION VERSION

Exhibit “-“-1

Form of Instrument of Resignation, Appointment and Acceptance

     THIS INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this “Instrument”), dated as of September 18, 2007 (“Effective Date”), is by and among CV Therapeutics, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), US Bank National Association, a national banking association duly organized and existing under the laws of the United States (the “Successor Trustee” and “Successor Escrow Agent”), and Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States (the “Resigning Trustee” and “Resigning Escrow Agent”). Capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms in the Indentures (as defined below) as applicable.

RECITALS

     WHEREAS, pursuant to an indenture dated as of June 18, 2003 (the “2003 Indenture”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $100,000,000 of its 2% Senior Subordinated Convertible Debentures due 2023 (the “2003 Debentures”);

     WHEREAS, pursuant to an indenture dated as of May 18, 2004 (the “2004 Indenture”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $150,000,000 of its 2.75% Senior Subordinated Convertible Notes due 2012 (the “2004 Notes”);

     WHEREAS, pursuant to an indenture dated as of July 1, 2005 (the “2005 Indenture”, and collectively with the 2003 Indenture and the 2004 Indenture, the “Indentures”), by and between the Company and the Resigning Trustee, the Company issued the aggregate principal amount of $149,500,000 of its 3.25% Senior Subordinated Convertible Notes due 2013 (the “2005 Notes”, and collectively with the 2003 Debentures and the 2004 Notes, the “Notes”);

     WHEREAS, pursuant to a pledge and escrow agreement dated as of July 1, 2005 (the “Pledge Agreement”), by and among the Company, the Resigning Trustee, and Wells Fargo Bank, National Association, in its capacity as escrow agent (the “Escrow Agent”), the Escrow Agent is holding the Government Securities (as defined therein) identified on Schedule 1 annexed hereto;

     WHEREAS, the Company appointed the Resigning Trustee as the Paying Agent and Registrar under each of the Indentures;

     WHEREAS, there is presently issued and outstanding: (i) $100,000,000 in aggregate principal amount of the 2003 Debentures; (ii) $150,000,000 in aggregate principal amount of the 2004 Notes; and (iii) $149,500,000 in aggregate principal amount of the 2005 Notes;

     WHEREAS, Section 5.9 of each of the Indentures provides that the Trustee may at any time resign by giving written notice of such resignation to the Company and the Company shall promptly appoint a successor Trustee;

     WHEREAS, Section 11 of the Pledge Agreement provides that the Escrow Agent may resign upon 30 days’ written notice to the Company and the Trustee and the Company shall appoint a successor Escrow Agent;

     WHEREAS, the Resigning Trustee desires to resign as Trustee, Paying Agent and Registrar and the Company desires to appoint the Successor Trustee as Trustee, Paying Agent and Registrar to succeed the Resigning Trustee under each of the Indentures; and

     WHEREAS, the Successor Trustee is willing to accept the appointment as Trustee, Paying Agent and Registrar under each of the Indentures;

     WHEREAS, the Resigning Escrow Agent desires to resign as Escrow Agent and the Company desires to appoint the Successor Escrow Agent as Escrow Agent to succeed the Resigning Escrow Agent under the Pledge Agreement;

     WHEREAS, the Successor Escrow Agent is willing to accept the appointment as Escrow Agent under the Pledge Agreement;

     NOW, THEREFORE, in consideration of the covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     2. Acceptance of Resignation of Resigning Trustee and Resigning Escrow Agent; Appointment of Successor Trustee and Successor Escrow Agent. Pursuant to Section 5.9 of each of the Indentures, the Resigning Trustee hereby resigns as Trustee under the Indentures. The Resigning Trustee also hereby resigns as Paying Agent and Registrar under each of the Indentures. The Company accepts the resignation of the Resigning Trustee as Trustee, Paying Agent and Registrar and hereby appoints the Successor Trustee as Trustee, Paying Agent and Registrar under each of the Indentures. Pursuant to Section 11 of the Pledge Agreement, the Resigning Escrow Agent hereby resigns as Escrow Agent under the Pledge Agreement. The Company accepts the resignation of the Resigning Escrow Agent and hereby appoints the Successor Escrow Agent as Escrow Agent under the Pledge Agreement.

     2. Company Representations and Warranties. The Company represents and warrants to the Successor Trustee that:

a.	It is duly incorporated and validly existing;

b.	The execution and delivery of this Instrument have been duly authorized by the Company;

c.	[reserved]

d.	No Event of Default and no other event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under any of the Indentures;

e.	Each of the Indentures is in full force and effect;

f.	There is no action, suit or proceedings pending or, to the best of the

Company’s knowledge, threatened against the Company before any court or any government authority arising out of any action or omission by the Company under any of the Indentures; and

g. This Instrument has been duly authorized, executed and delivered on behalf of the Company and, assuming due authorization, execution and delivery by the Successor Trustee, the Successor Escrow Agent, the Resigning Trustee and the Resigning Escrow Agent, constitutes its legal, valid and binding obligation.

     3. Resigning Trustee Representations and Warranties. The Resigning Trustee hereby represents and warrants to the Successor Trustee that:

a. No covenant or condition contained in any of the Indentures has been waived by the Resigning Trustee or, to the best of the knowledge of the Resigning Trustee, by the Holders of the percentage in aggregate principal amount of the Notes required by each of the Indentures to effect any such waiver;

b. There is no action, suit or proceeding pending or, to the best of the knowledge of the Resigning Trustee, threatened against the Resigning Trustee before any court or governmental authority arising out of any action or omission by the Resigning Trustee as Trustee, Paying Agent and Registrar under any of the Indentures;

c. Resigning Trustee has delivered or will deliver to Successor Trustee, as of or immediately after the Effective Date hereof, all documents in its possession relating to the trusts created under the Indentures, including all of the documents listed in Exhibit B hereto, and such other documents reasonably requested by the Company, the Successor Trustee or the Successor Escrow Agent;

d. The execution and delivery of this Instrument have been duly authorized by the Resigning Trustee, and this Instrument constitutes the Resigning Trustee’s legal, valid, binding and enforceable obligation; and

e. The Resigning Trustee certifies that: (i) $100,000,000 in aggregate principal amount of the 2003 Debentures is outstanding and interest has been paid through May 15, 2007; (ii) $150,000,000 in aggregate principal amount of the 2004 Notes is outstanding and interest has been paid through May 15, 2007; and

(iii) $149,500,000 in aggregate principal amount of the 2005 Notes is outstanding and interest has been paid through August 15, 2007.

     4. Successor Trustee Representations and Warranties. The Successor Trustee represents and warrants to the Resigning Trustee and the Company that:

     a. It is eligible to serve as Trustee under each of the Indentures pursuant to the eligibility requirements set forth therein and the Trust Indenture Act of 1939; and b. It is eligible to serve as Escrow Agent under the Pledge Agreement pursuant to the eligibility requirements set forth therein.

     5. Acceptance by Successor Trustee and Successor Escrow Agent. Pursuant to Section 5.9 of each of the Indentures, the Successor Trustee hereby accepts its appointment as Trustee under each of the Indentures and shall hereby be vested with all the rights, powers, trusts and duties of the Trustee under each of the Indentures and with respect to all property and money held or to be held under each of the Indentures, with like effect as if the Successor Trustee was originally named as Trustee under each of the Indentures. The Successor Trustee also hereby accepts it appointment as Registrar and Paying Agent. The Successor Trustee will perform said rights, powers and duties upon the terms and conditions set forth in each of the Indentures. Promptly after the execution and delivery of this Instrument, the Successor Trustee shall cause a notice, a form of which is annexed hereto as Exhibit A, to be sent to each Holder of the Notes. Pursuant to Section 11 of the Pledge Agreement, the Successor Escrow Agent hereby accepts its appointment as Escrow Agent under the Pledge Agreement and shall be hereby vested with all the rights, powers, trusts and duties of the Escrow Agent under the Pledge Agreement and with respect to all property and money held or to be held under the Pledge Agreement, with like effect as if the Successor Escrow Agent was originally named as Escrow Agent under the Pledge Agreement.

     6. Board Resolution. The Company hereby certifies that Exhibit C annexed hereto is true and correct copy of the board resolution that was duly adopted by the Board of Directors of the Company authorizing the appointment of the Successor Trustee and the Successor Escrow Agent.

     7. Assignment etc. by Resigning Trustee. Effective on the Effective Date, the Resigning Trustee hereby confirms, assigns, transfers, delivers and conveys to the Successor Trustee, as Trustee under each of the Indentures, upon the trusts expressed in the Indentures, all rights, powers, trusts, privileges, duties and obligations which the Resigning Trustee now holds under and by virtue of each of the Indentures, and effective as of such date does hereby pay over to the Successor Trustee any and all property and moneys held by the Resigning Trustee under and by virtue of each of the Indentures.

     8. Additional Documentation. The Resigning Trustee, the Resigning Escrow Agent and the Company, for the purposes of more fully and certainly vesting in and confirming to the Successor Trustee and the Successor Escrow Agent the rights, powers, trusts, privileges, duties and obligations hereby assigned, transferred, delivered and conveyed, agree, upon reasonable request of the Successor Trustee or the Successor

Escrow Agent, to execute, acknowledge and deliver such further instruments of conveyance and further assurance and to do such other things as may reasonably be required by the Successor Trustee or the Successor Escrow Agent.

     9. Choice of Laws. This Instrument shall be governed by the same laws that govern each of the Indentures.

     10. Counterparts. This Instrument may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all counterparts shall constitute but one Instrument.

     11. Survival of Company’s Obligations to Resigning Trustee and Resigning Escrow Agent. Notwithstanding the resignation of the Resigning Trustee as Trustee under each of the Indentures, the Company shall remain obligated under each of the Indentures to compensate, reimburse and indemnify the Resigning Trustee in connection with its services as Trustee as provided in each of the Indentures, and nothing contained in this Instrument shall in any way abrogate the obligations of the Company to the Resigning Trustee under each of the Indentures or any lien created in favor of the Resigning Trustee thereunder. The Company also acknowledges and reaffirms its obligation to the Successor Trustee set forth in Section 5.8 of each of the Indentures. Notwithstanding the resignation of the Resigning Escrow Agent as Escrow Agent under the Pledge Agreement, the Company shall remain obligated under the Pledge Agreement to compensate, reimburse and indemnify the Resigning Escrow Agent in connection with its services as Escrow Agent as provided in the Pledge Agreement, and nothing contained in this Instrument shall in any way abrogate the obligations of the Company to the Resigning Escrow Agent under the Pledge Agreement or any lien created in favor of the Resigning Escrow Agent thereunder. The Company also acknowledges and reaffirms its obligation to the Successor Escrow Agent set forth in Sections 9 and 10 of the Pledge Agreement.

     12. Notices. All notices, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

TO THE SUCCESSOR TRUSTEE/SUCCESSOR ESCROW AGENT:

US Bank National Association 60 Livingston Avenue EP-MN-WS3C St. Paul, MN 55107-2292 Attn: Rick Prokosch Phone: 651-495-3918 Fax: 651-495-8097

TO THE RESIGNING TRUSTEE/RESIGNING ESCROW AGENT:

Wells Fargo Bank, N.A. Corporate Trust Services 625 Marquette Avenue; N9311-110 Minneapolis, MN 55479 Attn: Tim Mowdy Phone: 612-316-1445 Fax: 612-667-9825

TO THE COMPANY:

CV Therapeutics, Inc. Attn: General Counsel 3172 Porter Drive Palo Alto, CA 94304 Fax: 650-858-0388

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Fax: 650-463-2600 Attn: Alan C. Mendelson, Esq.

     13. Effectiveness. This Instrument and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the Effective Date; provided, that the resignation of the Resigning Trustee as Paying Agent and the appointment of the Successor Trustee as Paying Agent under each of the Indentures shall be effective 10 days after the date first above written.

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     IN WITNESS WHEREOF, the parties hereto have executed this Instrument as of the date set forth above.

CV Therapeutics, Inc., as the Company By__________________ Its_____________

US Bank National Association, as the Successor Trustee and Successor Escrow Agent

By__________________ Its_____________

Wells Fargo Bank, National Association, as the Resigning Trustee and Resigning Escrow Agent

By__________________ Its____________

EXHIBIT A

Notice to Holders of CV Therapeutics, Inc. [insert title of securities]:

We hereby notify you of the resignation of Wells Fargo Bank, National Association, as Trustee under the Indenture, [insert date of Indenture] pursuant to which your Notes were issued and are outstanding.

CV Therapeutics, Inc. has appointed US Bank National Association, whose Corporate Trust Office is located at 60 Livingston Avenue, EP-MN-WS3C, St. Paul, MN 55107-2292, as successor Trustee under the Indenture, which appointment has been accepted and become effective.

EXHIBIT B

     Documents to be delivered by Resigning Trustee to Successor Trustee as to each of the Indentures (except where noted):

     12. Copy of the most recent of each of the SEC reports delivered by the Company pursuant to each of the Indentures.

13.	Copy of Indentures.

14.	File of Closing Documents.

15.	U.S. Treasury Strips held under the Pledge Agreement and identified on

Schedule 1 annexed hereto.

     16. Copy of the most recent Compliance Certificate delivered pursuant to each of the Indentures.

     17. Certified lists of Noteholders as of the Effective Date, certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Noteholders, the computer tape reflecting the identity of such Noteholders).

     18. Copies of any official notices sent by the Trustee to all the Noteholders of the Notes pursuant to the terms of the Indentures during the past twelve months, if any.

19.	Notes debt service records.

20.	Trust account statements for one-year period proceeding the date of this

Instrument.

21.	All unissued Note inventory, if any or DTC FAST held global certificates.

22.	[reserved]